UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2008

Highland Distressed Opportunities, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Jurisdiction of Incorporation or Organization)	001-33032 (Commission File Number)	680309666 (IRS Employer Identification No.)
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)
(877) 247-1888
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
On January 16, 2008, Highland Distressed Opportunities, Inc. (the “Company”) issued, for the benefit of all investors, a summary of selected Company data, as of December 31, 2007. This summary is included as Exhibit 99.1 to this Form 8-K and will be posted on the Company’s website, www.highlandhcd.com, under the segment entitled “Literature & Prospectus.”
ITEM 9.01 Financial Statements and Exhibits.

99.1	HCD - Summary - 12.31.2007, issued on January 16, 2008.*

*	Furnished herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

Date: January 16, 2008	By:	/s/ James D. Dondero

	Name:	James D. Dondero
President (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	HCD - Summary - 12.31.2007, issued on January 16, 2008.